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                        VAN KAMPEN MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 California St   10/30/09       -      $104.30  $2,935,615,000  $1,000,000    0.034%      0.15%    Barclays        Barclays
   Economic                                                                                        Capital,        Capital
   Recovery                                                                                        Blaylock
    5.250%                                                                                         Robert Van,
 due 7/1/2021                                                                                      LLC, Duncan-
                                                                                                   Williams,
                                                                                                   Inc., Estrada
                                                                                                   Hinojosa &
                                                                                                   Company, Inc.,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., J.P.
                                                                                                   Morgan,
                                                                                                   Merchant
                                                                                                   Capital LLC,
                                                                                                   Morgan Keegan
                                                                                                   and Company,
                                                                                                   Inc.,
                                                                                                   Oppenheimer &
                                                                                                   Co., Inc.,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Inc., Wedbush
                                                                                                   Morgan
                                                                                                   Securities,
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
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Brandis
                                                                                                   Tallman LLC,
                                                                                                   Edward D.
                                                                                                   Jones & Co.,
                                                                                                   LP, Fidelity
                                                                                                   Capital
                                                                                                   Markets, Great
                                                                                                   Pacific
                                                                                                   Securities,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Merrill Lynch
                                                                                                   & co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   R.W. Baird &
                                                                                                   Co., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Stern
                                                                                                   Brothers &
                                                                                                   Co., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   City National
                                                                                                   Securities,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   George K Baum
                                                                                                   & Company,
                                                                                                   Herbert J Sims
                                                                                                   & Co., Inc.,
                                                                                                   Jesup &

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
                                                                                                   Lamont
                                                                                                   Securities,
                                                                                                   Inc., MFR
                                                                                                   Securities,
                                                                                                   Inc., O'Connor
                                                                                                   & Co.
                                                                                                   Securities,
                                                                                                   Inc., Podesta
                                                                                                   & Co., Ramirez
                                                                                                   & Co., Inc.,
                                                                                                   SL Hare
                                                                                                   Capital, Inc.,
                                                                                                   Stone &
                                                                                                   Youngberg,
                                                                                                   Westhoff, Cone
                                                                                                   & Holmstedt,
                                                                                                   Citigroup

  Miami-Dade     01/14/10       -       $98.69   $600,000,000   $2,000,000    0.033%      0.28%    Credit Suisse   Citigroup
County Florida                                                                                     Securities
Aviation 5.375%                                                                                    (USA) LLC,
 due 10/1/2035                                                                                     J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Citigroup
                                                                                                   Global Markets
                                                                                                   Inc., Calyon
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities
                                                                                                   (USA), Inc.,
                                                                                                   RBS Securities
                                                                                                   Inc., SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey, Inc.

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
  Puerto Rico    01/28/10       -       $96.91  $1,823,757,271  $2,200,000    0.121%      0.60%    Citigroup,      Citigroup
   Sales Tax                                                                                       Barclays
   Financing                                                                                       Capital, RBC
  Corporation                                                                                      Capital
                                                                                                   Markets,
                                                                                                   BBVAPR MSD,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., UBS
                                                                                                   Financial
                                                                                                   Services
                                                                                                   Incorporated
                                                                                                   of Puerto Rico,
                                                                                                   J.P. Morgan,
                                                                                                   BofA Merrill
                                                                                                   Lynch, Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   FirstBank
                                                                                                   Puerto Rico
                                                                                                   Securities,
                                                                                                   Popular
                                                                                                   Securities,
                                                                                                   Santander
                                                                                                   Securities,
                                                                                                   Scotia Capital

  Puerto Rico    01/28/10       -       $97.78  $1,823,757,271  $2,000,000    0.110%      0.60%    Citigroup,      Citigroup
   Sales Tax                                                                                       Barclays
   Financing                                                                                       Capital, RBC
  Corporation                                                                                      Capital
                                                                                                   Markets,
                                                                                                   BBVAPR
                                                                                                   MSD, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   UBS Financial

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
                                                                                                   Services
                                                                                                   Incorporated
                                                                                                   of Puerto
                                                                                                   Rico, J.P.
                                                                                                   Morgan, BofA
                                                                                                   Merrill Lynch,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   FirstBank
                                                                                                   Puerto Rico
                                                                                                   Securities,
                                                                                                   Popular
                                                                                                   Securities,
                                                                                                   Santander
                                                                                                   Securities,
                                                                                                   Scotia Capital
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